UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2022

Date of reporting period:	June 1, 2021 – May 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5 | 31 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 22

Message from the Trustees

July 14, 2022

Dear Fellow Shareholder:

Financial markets in the first half of 2022 have tested the patience of investors. High inflation and rising interest rates have clouded the outlook for the U.S. economy. The Russia-Ukraine War has disrupted global energy markets, while pandemic-driven lockdowns in China have slowed global growth.

These issues, which are important to monitor and may persist for some time, are likely shorter term in nature than your long-term financial goals. History has shown that markets eventually recover from downturns. At Putnam, dedicated and experienced investors are working for you. They are evaluating risks while trying to achieve strong performance for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 3 and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

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This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/22. See page 2 and pages 8–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Brett, please describe investing conditions over the 12-month reporting period.

At the start of the period, stocks were buoyed by a recovering global economy, the lifting of mobility restrictions, and fiscal and monetary stimulus. However, the spread of new Covid-19 variants, high inflation, and a hawkish policy pivot by the U.S. Federal Reserve dampened investor sentiment. In November 2021, the Fed began tapering its bond-buying program and indicated it would raise interest rates in calendar 2022. Despite increased market volatility, stocks posted double-digit gains in the first half of the period.

In the latter half of the period, investor sentiment turned risk averse. Overseas, Russia’s invasion of Ukraine on February 24, 2022, caused a flight to safety. Investors sold off stocks in favor of safer-haven assets, including U.S. Treasuries. The U.S. dollar strengthened, and global commodity prices soared. At the same time, China entered an extended lockdown period to control an outbreak of Covid. Disruptions to the world’s supply chains slowed global growth.

In March 2022, the Fed raised interest rates for the first time since 2018, adding 0.25% to

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This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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borrowing costs. Markets factored in several more interest-rate hikes anticipated in 2022. In May, persistent inflation led the Fed to raise interest rates by an additional 0.50%. Policymakers lowered their U.S. annual growth estimates and increased inflation expectations for 2022. Stocks and bonds took a significant downturn.

For the 12-month reporting period, stocks, as measured by the S&P 500 Index, returned –0.30%. The Bloomberg U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, returned –8.22%. At period-end, the yield on the benchmark 10-year Treasury note had climbed to 2.74% from 1.58% at the start of the period. At times, yields on shorter-term U.S. Treasuries edged above those of longer-term Treasuries. This created a flat or inverted yield curve, which often signals a recession.

How did the fund perform for the reporting period?

The fund returned –6.69%, underperforming its primary, all-equity benchmark, the Russell 3000 Index, which returned –3.68% for the period. The fund also underperformed its secondary, custom benchmark, the Putnam Equity Blended Index, which returned –5.94%.

What investment decisions influenced the fund’s performance relative to its custom benchmark during the reporting period?

Overall, our asset allocation decisions enhanced performance relative to the custom Putnam Equity Blended Index [the benchmark]. Among our asset allocation strategies, a slight underweight position in international equities relative to the benchmark and slight overweight positions in U.S. large-cap core and U.S. large-cap growth relative to the benchmark

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Dynamic Asset Allocation Equity Fund

benefited performance. A slightly underweight position in emerging market equities relative to the benchmark led to a small gain. A slight overweight position in U.S. large-cap value relative to the benchmark led to a small loss.

Security selection did not have a significant impact on performance. Our quantitative strategies in U.S. large-cap core equities and international equities experienced strength over the period. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. During the period, our valuation and short interest factors were top performers. Our fundamental U.S. large-cap value strategy also lifted fund performance. These gains were mostly offset by weakness from strategic global macroeconomic trades and a negative contribution from our fundamental U.S. large-cap growth and emerging market equity strategies.

How were derivatives used during the reporting period?

We used futures to help the fund’s exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. We also used forward currency contracts to hedge foreign exchange risk and gain exposure to currencies.

What is your near-term outlook for the markets?

Volatility has been a major constant across markets year to date. Rising inflation, supply chain disruptions, monetary policy tightening, and Russia’s invasion of Ukraine have fueled sell-offs in stocks and bonds. Looking ahead, we expect market volatility to persist and investor sentiment to waver given many uncertainties and fears of a looming recession.

Our near-term outlook on equities is slightly favorable. This view is supported by slightly bullish signals from our quantitative model and the Fed’s aggressive efforts to tackle inflation.

In fixed income, our view on credit is modestly bearish. As the pandemic transitions to an endemic, we believe the U.S. credit cycle will emerge close to where it was [in late 2019] before the pandemic began. We also believe the high-yield index has reached peak credit quality with little room for improvement, at least in the near term. Our outlook for rate-sensitive fixed income is neutral. Yields have moved higher due to a significant shift in Fed expectations. By the end of May 2022, the Fed had raised interest rates by a total of 0.75%. Markets have priced in another increase in June followed by several more in 2022. We expect a balanced distribution of outcomes this year.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had de minimis exposure to Russian securities at the end of the period. Holdings in Russian securities generally experienced sharp declines in value in late February and early March 2022 and have been subject to liquidity and settlement constraints, as well as, in certain cases, U.S. and other governmental sanctions. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 5/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (1/23/09)
Before sales charge	12.45%	11.30%	8.96%	11.99%	–6.69%
After sales charge	11.95	10.64	7.67	9.80	–12.05
Class P (8/31/16)
Net asset value	12.54	11.42	9.15	12.14	–6.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative annualized index returns For periods ended 5/31/22

	Life of fund	10 years	5 years	3 years	1 year
Russell 3000 Index	14.97%	14.00%	12.75%	15.60%	–3.68%
Putnam Equity
Blended Index*	13.27	12.17	10.63	13.26	–5.94
Lipper Multi-Cap Core
Funds category average†	13.38	12.39	10.77	13.57	–4.74

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/22, there were 656, 594, 521, 350, and 272 funds, respectively, in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class P shares would have been valued at $29,497.

Fund price and distribution information For the 12-month period ended 5/31/22

Distributions	Class A		Class P
Number	1		1
Income	$0.104315		$0.140315
Capital gains
Long-term gains	1.082000		1.082000
Short-term gains	0.839685		0.839685
Total	$2.026000		$2.062000
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/21	$15.86	$16.83	$15.86
5/31/22	13.01	13.80	12.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (1/23/09)
Before sales charge	11.63%	9.88%	6.88%	6.30%	–16.54%
After sales charge	11.14	9.24	5.62	4.22	–21.34
Class P (8/31/16)
Net asset value	11.73	10.01	7.09	6.50	–16.47

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/21*	0.87%	0.63%
Total annual operating expenses for the fiscal year ended 5/31/21*	1.22%	0.98%
Annualized expense ratio for the six-month period ended 5/31/22†	0.83%	0.61%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through September 30, 2022. This obligation may be modified or discontinued only with approval of the Board of Trustees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/21 to 5/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$3.92	$2.88
Ending value (after expenses)	$895.30	$894.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

10 Dynamic Asset Allocation Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/22, use the following calculation method. To find the value of your investment on 12/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.18	$3.07
Ending value (after expenses)	$1,020.79	$1,021.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no contingent deferred sales charge (CDSC) (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance and comprises 75% the Russell 3000® Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the

Dynamic Asset Allocation Equity Fund 13

use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Dynamic Asset Allocation Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2022, Putnam employees had approximately $488,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

18 Dynamic Asset Allocation Equity Fund

The fund’s portfolio 5/31/22

COMMON STOCKS (85.3%)*	Shares	Value
Advertising and marketing services (—%)
Publicis Groupe SA (France)	616	$33,720
		33,720
Aerospace and defense (1.5%)
Axon Enterprise, Inc. †	279	28,279
CAE, Inc. (Canada) †	1,207	30,145
Dassault Aviation SA (France)	176	29,796
General Dynamics Corp.	1,062	238,854
HEICO Corp.	249	35,619
Lockheed Martin Corp.	502	220,935
Northrop Grumman Corp.	684	320,091
Raytheon Technologies Corp.	2,243	213,354
Rheinmetall AG (Germany)	228	46,118
		1,163,191
Agency (—%)
Poste Italiane SpA (Italy)	1,520	16,463
		16,463
Agriculture (0.7%)
Archer-Daniels-Midland Co.	361	32,786
Corteva, Inc.	7,701	482,237
Toyo Suisan Kaisha, Ltd. (Japan)	700	26,131
		541,154
Airlines (0.3%)
Copa Holdings SA Class A (Panama) †	519	36,693
Southwest Airlines Co. †	3,588	164,546
		201,239
Automotive (2.1%)
Ford Motor Co.	16,682	228,210
General Motors Co. †	4,006	154,952
Genuine Parts Co.	579	79,167
Porsche Automobil Holding SE (Preference) (Germany)	305	24,944
Rivian Automotive, Inc. Class A †	1,052	33,033
Stellantis NV (Italy)	8,210	123,231
Tesla, Inc. †	922	699,116
Toyota Motor Corp. (Japan)	1,000	16,606
United Rentals, Inc. †	333	99,294
Volkswagen AG (Preference) (Germany)	738	122,622
Volvo AB Class B (Sweden)	1,905	33,461
Yamaha Motor Co., Ltd. (Japan)	1,200	24,269
		1,638,905
Banking (5.1%)
Alinma Bank (Saudi Arabia)	12,748	130,762
Banco Bilbao Vizcaya Argentaria SA (Spain)	22,812	124,914
Banco Santander SA (Spain)	42,077	135,997
Bank Central Asia Tbk PT (Indonesia)	290,300	154,218
Bank Leumi Le-Israel BM (Israel)	10,561	105,183
Bank of America Corp.	9,575	356,190
Bank of Ireland Group PLC (Ireland) †	12,903	87,405
BNP Paribas SA (France)	1,537	87,911

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (85.3%)* cont.	Shares	Value
Banking cont.
BOC Hong Kong Holdings, Ltd. (Hong Kong)	12,500	$47,844
China Merchants Bank Co., Ltd. Class H (China)	7,500	47,331
Citigroup, Inc.	10,762	574,799
Commonwealth Bank of Australia (Australia)	63	4,711
DBS Group Holdings, Ltd. (Singapore)	8,300	187,013
East West Bancorp, Inc.	1,200	88,248
Fifth Third Bancorp	885	34,896
Grupo Financiero Banorte SAB de CV Class O (Mexico)	11,208	72,457
ICICI Bank, Ltd. (India)	19,715	189,491
Israel Discount Bank, Ltd. Class A (Israel)	7,036	39,940
JPMorgan Chase & Co.	5,629	744,323
KeyCorp	3,088	61,636
Lloyds Banking Group PLC (United Kingdom)	29,433	16,755
Mitsubishi UFJ Financial Group, Inc. (Japan)	15,500	87,718
Mizrahi Tefahot Bank, Ltd. (Israel)	245	8,062
National Australia Bank, Ltd. (Australia)	241	5,398
PNC Financial Services Group, Inc. (The)	1,069	187,514
Popular, Inc. (Puerto Rico)	420	34,318
State Street Corp.	961	69,663
Sumitomo Mitsui Financial Group, Inc. (Japan)	1,707	52,227
SVB Financial Group †	65	31,757
UBS Group AG (Switzerland)	7,588	142,892
United Overseas Bank, Ltd. (Singapore)	5,000	107,404
Wells Fargo & Co.	742	33,961
Wintrust Financial Corp.	189	16,517
		4,069,455
Beverage (1.4%)
Asahi Group Holdings, Ltd. (Japan)	2,000	67,232
Coca-Cola Co. (The)	5,635	357,146
Coca-Cola Europacific Partners PLC (United Kingdom)	1,545	82,086
Coca-Cola HBC AG (Italy)	1,507	33,231
Diageo PLC (United Kingdom)	4,802	222,991
Keurig Dr Pepper, Inc.	4,600	159,804
PepsiCo, Inc.	1,284	215,391
		1,137,881
Biotechnology (1.1%)
Amgen, Inc.	128	32,863
Exelixis, Inc. †	1,661	30,446
Illumina, Inc. †	105	25,145
Incyte Corp. †	337	25,575
Moderna, Inc. †	694	100,859
Novavax, Inc. †	722	39,948
Regeneron Pharmaceuticals, Inc. †	411	273,208
Vertex Pharmaceuticals, Inc. †	1,397	375,304
		903,348
Broadcasting (—%)
Warner Bros Discovery, Inc. †	1,488	27,454
		27,454

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.3%)* cont.	Shares	Value
Cable television (0.5%)
Charter Communications, Inc. Class A †	264	$133,830
Cogeco Communications, Inc. (Canada)	596	49,594
Comcast Corp. Class A	4,987	220,824
		404,248
Chemicals (1.5%)
Arkema SA (France)	260	31,503
Asian Paints, Ltd. (India)	711	25,927
Brenntag SE (Germany)	1,058	81,738
Celanese Corp.	226	35,374
CF Industries Holdings, Inc.	341	33,681
Covestro AG (Germany)	705	32,166
Dow, Inc.	534	36,301
DuPont de Nemours, Inc.	2,066	140,178
Eastman Chemical Co.	1,432	157,749
Fertiglobe PLC (United Arab Emirates)	27,070	39,198
Linde PLC	231	74,729
LyondellBasell Industries NV Class A	307	35,075
Nitto Denko Corp. (Japan)	900	65,103
Olin Corp.	689	45,329
PPG Industries, Inc.	790	99,927
Sherwin-Williams Co. (The)	583	156,267
Shin-Etsu Chemical Co., Ltd. (Japan)	700	99,193
		1,189,438
Commercial and consumer services (2.0%)
Aramark	2,828	97,481
Booking Holdings, Inc. †	258	578,839
Booz Allen Hamilton Holding Corp.	467	40,097
Brambles, Ltd. (Australia)	5,032	39,157
Cintas Corp.	93	37,045
CK Hutchison Holdings, Ltd. (Hong Kong)	15,500	109,645
Equifax, Inc.	123	24,917
Expedia Group, Inc. †	193	24,961
FleetCor Technologies, Inc. †	141	35,082
Gartner, Inc. †	661	173,446
Mastercard, Inc. Class A	930	332,819
Network International Holdings PLC (United Arab Emirates) †	11,623	31,799
PayPal Holdings, Inc. †	322	27,438
Sofina SA (Belgium)	33	7,778
Terminix Global Holdings, Inc. †	791	34,337
Worldline SA/France (France) †	650	26,550
		1,621,391
Communications equipment (0.2%)
Ciena Corp. †	604	30,695
Telefonaktiebolaget LM Ericsson Class B (Sweden)	13,250	107,574
		138,269
Computers (5.2%)
Apple, Inc.	19,692	2,930,957
Cisco Systems, Inc./Delaware	6,671	300,529
Dropbox, Inc. Class A †	1,441	30,030

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (85.3%)* cont.	Shares	Value
Computers cont.
Fortinet, Inc. †	68	$20,002
MSCI, Inc.	192	84,931
Nutanix, Inc. Class A †	1,337	21,659
Pure Storage, Inc. Class A †	4,471	106,097
Roper Technologies, Inc.	71	31,413
ServiceNow, Inc. †	300	140,241
Snowflake, Inc. Class A †	1,139	145,393
SS&C Technologies Holdings, Inc.	510	32,635
Synopsys, Inc. †	945	301,644
		4,145,531
Conglomerates (0.6%)
3M Co.	201	30,007
AMETEK, Inc.	1,402	170,301
General Electric Co.	685	53,629
Marubeni Corp. (Japan)	9,500	99,581
Mitsubishi Corp. (Japan)	2,700	92,697
		446,215
Construction (0.6%)
Compagnie de Saint-Gobain (France)	1,919	113,834
CRH PLC (Ireland)	5,069	209,756
Eiffage SA (France)	700	69,364
James Hardie Industries PLC (CDI) (Australia)	2,292	59,122
		452,076
Consumer (0.3%)
Chow Tai Fook Jewellery Group, Ltd. (Hong Kong)	13,000	22,480
LVMH Moet Hennessy Louis Vuitton SA (France)	253	162,704
Pandora A/S (Denmark)	691	55,954
		241,138
Consumer finance (0.7%)
Capital One Financial Corp.	947	121,084
Discover Financial Services	231	26,216
OneMain Holdings, Inc.	667	29,388
SLM Corp.	2,084	40,826
Synchrony Financial	1,576	58,375
Visa, Inc. Class A	1,383	293,431
		569,320
Consumer goods (1.3%)
Colgate-Palmolive Co.	3,594	283,243
Estee Lauder Cos., Inc. (The) Class A	436	111,027
L’Oreal SA (France)	412	145,649
Procter & Gamble Co. (The)	3,208	474,399
Ulta Beauty, Inc. †	90	38,079
		1,052,397
Consumer services (0.4%)
Airbnb, Inc. Class A †	444	53,666
DoorDash, Inc. Class A †	388	29,841
JD.com, Inc. Class A (China) †	2,419	68,376
JD.com, Inc. ADR (China) †	585	32,830
MercadoLibre, Inc. (Argentina) †	32	25,148

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.3%)* cont.	Shares	Value
Consumer services cont.
Netflix, Inc. †	76	$15,005
Uber Technologies, Inc. †	4,894	113,541
		338,407
Containers (—%)
Crown Holdings, Inc.	248	25,901
		25,901
Distribution (0.2%)
Copart, Inc. †	260	29,778
Ferguson PLC (United Kingdom)	773	92,934
ITOCHU Corp. (Japan)	1,700	48,642
		171,354
Electric utilities (1.8%)
AES Corp. (The)	5,546	122,234
Ameren Corp.	1,217	115,846
American Electric Power Co., Inc.	3,648	372,205
Constellation Energy Corp.	1,853	115,035
DTE Energy Co.	250	33,178
Duke Energy Corp.	347	39,044
E.ON SE (Germany)	10,488	106,782
Edison International	482	33,697
Enel SpA (Italy)	7,141	46,387
ENGIE SA (France)	2,797	37,610
Eversource Energy	381	35,174
Exelon Corp.	3,677	180,725
FirstEnergy Corp.	640	27,494
Fortum OYJ (Finland)	1,430	26,475
PPL Corp.	658	19,858
RWE AG (Germany)	785	34,588
Southern Co. (The)	223	16,872
WEC Energy Group, Inc.	338	35,514
Xcel Energy, Inc.	522	39,327
		1,438,045
Electrical equipment (0.8%)
Allegion PLC (Ireland)	222	24,786
Emerson Electric Co.	636	56,388
Fortive Corp.	3,040	187,781
Honeywell International, Inc.	1,288	249,383
Legrand SA (France)	475	41,157
Schneider Electric SE (France)	395	54,871
		614,366
Electronics (4.3%)
Advanced Micro Devices, Inc. †	1,539	156,762
Agilent Technologies, Inc.	962	122,713
Garmin, Ltd.	382	40,347
GoerTek, Inc. Class A (China)	5,900	36,042
Hoya Corp. (Japan)	1,700	181,465
Intel Corp.	687	30,517
Marvell Technology, Inc.	1,857	109,842
MediaTek, Inc. (Taiwan)	2,000	61,962

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (85.3%)* cont.	Shares	Value
Electronics cont.
Minebea Mitsumi, Inc. (Japan)	1,500	$27,911
Monolithic Power Systems, Inc.	81	36,482
Murata Manufacturing Co., Ltd. (Japan)	700	45,103
NVIDIA Corp.	4,878	910,821
NXP Semiconductors NV	401	76,094
Qualcomm, Inc.	4,621	661,819
Samsung Electronics Co., Ltd. (South Korea)	4,989	271,686
Sartorius AG (Preference) (Germany)	118	47,572
Shenzhen Inovance Technology Co., Ltd. Class A (China)	4,600	42,253
Shimadzu Corp. (Japan)	1,800	65,923
Sinbon Electronics Co., Ltd. (Taiwan)	3,000	26,759
STMicroelectronics NV (France)	2,147	85,913
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	4,500	58,369
Texas Instruments, Inc.	456	80,603
Thales SA (France)	1,173	143,167
Vontier Corp.	2,663	71,422
		3,391,547
Energy (oil field) (0.2%)
Halliburton Co.	3,121	126,401
Schlumberger, Ltd.	834	38,331
		164,732
Engineering and construction (—%)
Vinci SA (France)	20	1,930
		1,930
Entertainment (0.5%)
Dolby Laboratories, Inc. Class A	413	32,057
Leejam Sports Co. JSC (Saudi Arabia)	930	24,892
Live Nation Entertainment, Inc. †	1,120	106,456
Sony Group Corp. (Japan)	2,300	216,391
Vail Resorts, Inc.	140	35,309
		415,105
Financial (1.1%)
3i Group PLC (United Kingdom)	1,030	16,508
Ally Financial, Inc.	3,323	146,345
Apollo Global Management, Inc.	2,213	127,558
Carlyle Group, Inc. (The)	915	35,255
Deutsche Boerse AG (Germany)	558	93,616
Hana Financial Group, Inc. (South Korea)	1,451	57,934
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	1,000	42,866
KB Financial Group, Inc. (South Korea)	2,962	144,837
London Stock Exchange Group PLC (United Kingdom)	774	72,217
MGIC Investment Corp.	2,496	34,769
Partners Group Holding AG (Switzerland)	86	92,509
		864,414
Food (0.9%)
China Mengniu Dairy Co., Ltd. (China)	17,000	86,796
Coles Group, Ltd. (Australia)	6,866	86,345
Dino Polska SA (Poland) †	719	50,405
Hershey Co. (The)	390	82,567

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.3%)* cont.	Shares	Value
Food cont.
Jeronimo Martins SGPS SA (Portugal)	3,244	$66,461
Nestle SA (Switzerland)	998	122,119
Nissin Food Products Co., Ltd. (Japan)	400	26,144
Shoprite Holdings, Ltd. (South Africa)	3,567	49,126
Tyson Foods, Inc. Class A	427	38,263
Yakult Honsha Co., Ltd. (Japan)	1,900	104,396
		712,622
Forest products and packaging (0.3%)
Avery Dennison Corp.	397	68,506
WestRock Co.	743	36,028
Weyerhaeuser Co. R	3,196	126,306
		230,840
Gaming and lottery (0.2%)
Aristocrat Leisure, Ltd. (Australia)	2,429	58,712
Boyd Gaming Corp.	520	30,560
Flutter Entertainment PLC (Ireland) †	178	21,925
La Francaise des Jeux SAEM (France)	679	24,781
		135,978
Health care services (2.4%)
AmerisourceBergen Corp.	247	38,233
Anthem, Inc.	582	296,593
Apollo Hospitals Enterprise, Ltd. (India)	708	36,322
Bio-Rad Laboratories, Inc. Class A †	67	36,032
Cardinal Health, Inc.	553	31,145
Cigna Corp.	154	41,317
CVS Health Corp.	336	32,508
Eurofins Scientific (Luxembourg)	385	35,923
HCA Healthcare, Inc.	503	105,831
Humana, Inc.	77	34,976
ICON PLC (Ireland) †	223	49,905
IQVIA Holdings, Inc. †	890	191,573
Laboratory Corp. of America Holdings †	225	55,512
Max Healthcare Institute, Ltd. (India)	9,365	45,848
McKesson Corp.	1,337	439,459
Molina Healthcare, Inc. †	296	85,905
Mouwasat Medical Services Co. (Saudi Arabia)	484	28,114
UnitedHealth Group, Inc.	629	312,475
		1,897,671
Homebuilding (0.4%)
Berkeley Group Holdings PLC (The) (United Kingdom)	518	27,436
Daiwa House Industry Co., Ltd. (Japan)	2,800	67,343
PulteGroup, Inc.	3,416	154,608
Toll Brothers, Inc.	712	35,935
		285,322
Household furniture and appliances (—%)
Dixon Technologies (India), Ltd. (India)	276	13,551
		13,551

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (85.3%)* cont.	Shares	Value
Industrial (0.5%)
Carrier Global Corp.	857	$33,689
Johnson Controls International PLC	6,598	359,657
		393,346
Insurance (2.4%)
AIA Group, Ltd. (Hong Kong)	18,600	190,254
Allianz SE (Germany)	150	31,418
Allstate Corp. (The)	258	35,266
American Financial Group, Inc.	232	32,782
American International Group, Inc.	2,905	170,466
Arch Capital Group, Ltd. †	379	17,987
Assured Guaranty, Ltd.	2,407	141,652
Aviva PLC (United Kingdom)	11,299	61,301
AXA SA (France)	5,028	127,177
Axis Capital Holdings, Ltd.	622	36,431
Berkshire Hathaway, Inc. Class B †	307	97,006
Chubb, Ltd.	171	36,131
Dai-ichi Life Holdings, Inc. (Japan)	3,200	65,528
Equitable Holdings, Inc.	4,984	151,563
Everest Re Group, Ltd.	121	34,183
Gjensidige Forsikring ASA (Norway)	1,037	22,623
Japan Post Holdings Co., Ltd. (Japan)	14,900	111,216
Marsh & McLennan Cos., Inc.	202	32,310
MetLife, Inc.	4,029	271,514
NN Group NV (Netherlands)	244	12,148
Old Republic International Corp.	1,319	31,550
Prudential PLC (United Kingdom)	3,817	49,869
Reinsurance Group of America, Inc.	308	38,762
Unum Group	1,454	52,998
W.R. Berkley Corp.	570	40,544
Zurich Insurance Group AG (Switzerland)	94	43,053
		1,935,732
Investment banking/Brokerage (1.7%)
Ameriprise Financial, Inc.	671	185,377
BlackRock, Inc.	50	33,454
Blackstone, Inc.	317	37,339
Charles Schwab Corp. (The)	3,942	276,335
Evercore, Inc. Class A	311	35,516
Exor NV (Netherlands)	543	40,116
Goldman Sachs Group, Inc. (The)	1,790	585,061
Investor AB Class B (Sweden)	3,772	70,835
SEI Investments Co.	545	31,844
Virtu Financial, Inc. Class A	1,010	26,391
		1,322,268
Lodging/Tourism (0.3%)
Hilton Worldwide Holdings, Inc. †	919	129,450
InterContinental Hotels Group PLC (United Kingdom)	550	34,272
Marriott International, Inc./MD Class A †	126	21,619
Travel + Leisure Co.	592	30,257
Wyndham Hotels & Resorts, Inc.	474	37,982
		253,580

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.3%)* cont.	Shares	Value
Machinery (0.6%)
AGCO Corp.	221	$28,317
Caterpillar, Inc.	144	31,082
CNH Industrial NV (United Kingdom)	2,164	32,262
Cummins, Inc.	150	31,368
Deere & Co.	406	145,259
Donaldson Co., Inc.	565	29,538
Fuji Electric Co., Ltd. (Japan)	700	32,922
Komatsu, Ltd. (Japan)	1,100	27,206
Otis Worldwide Corp.	996	74,102
Spirax_Sarco engineering PLC (United Kingdom)	342	45,576
Toro Co. (The)	399	32,914
		510,546
Manufacturing (0.6%)
A.O. Smith Corp.	541	32,525
Acuity Brands, Inc.	179	31,329
Dover Corp.	215	28,791
Eaton Corp. PLC	1,043	144,560
GEA Group AG (Germany)	1,157	46,133
Graco, Inc.	471	29,814
Nordson Corp.	241	52,509
Parker Hannifin Corp.	66	17,963
Textron, Inc.	1,227	80,111
Toshiba Corp. (Japan)	300	13,452
		477,187
Media (0.4%)
Bollore SA (France)	1,989	10,611
FactSet Research Systems, Inc.	75	28,634
Interpublic Group of Cos., Inc. (The)	813	26,203
Universal Music Group NV (Netherlands)	8,109	182,108
Walt Disney Co. (The) †	283	31,255
		278,811
Medical services (—%)
Service Corp. International	457	32,004
		32,004
Medical technology (2.4%)
Abbott Laboratories	3,704	435,072
ABIOMED, Inc. †	119	31,380
Baxter International, Inc.	451	34,299
Boston Scientific Corp. †	812	33,300
Danaher Corp.	1,127	297,326
Edwards Lifesciences Corp. †	1,355	136,652
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	914	12,472
Getinge AB Class B (Sweden)	1,304	37,808
Hologic, Inc. †	956	71,958
IDEXX Laboratories, Inc. †	235	92,031
Intuitive Surgical, Inc. †	494	112,454
Masimo Corp. †	286	40,163
Medtronic PLC	1,741	174,361
QuidelOrtho Corp. †	348	33,070

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (85.3%)* cont.	Shares	Value
Medical technology cont.
Sartorius Stedim Biotech (France)	113	$39,038
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	800	36,308
Sonic Healthcare, Ltd. (Australia)	3,880	101,996
Teleflex, Inc.	99	28,486
Thermo Fisher Scientific, Inc.	342	194,109
		1,942,283
Metals (1.3%)
Alcoa Corp.	524	32,341
Anglo American PLC (London Exchange) (United Kingdom)	3,922	192,010
Anglo American PLC (Johannesburg Exchange) (United Kingdom)	1,487	72,228
BHP Group, Ltd. (ASE Exchange) (Australia)	1,956	62,294
BHP Group, Ltd. (London Exchange) (Australia)	427	13,569
BlueScope Steel, Ltd. (Australia)	2,576	33,351
Freeport-McMoRan, Inc. (Indonesia)	6,139	239,912
Glencore PLC (United Kingdom)	6,036	39,695
Hindalco Industries, Ltd. (India)	4,233	23,050
Misumi Group, Inc. (Japan)	300	6,762
Rio Tinto PLC (United Kingdom)	1,872	135,751
Rio Tinto, Ltd. (Australia)	1,059	86,572
South32, Ltd. (Australia)	7,850	27,971
Vale Indonesia Tbk PT (Indonesia) †	50,400	28,413
Vat Group AG (Switzerland)	40	11,919
		1,005,838
Miscellaneous (—%)
Centre Testing International Group Co., Ltd. Class A (China)	11,002	36,393
		36,393
Natural gas utilities (0.3%)
Eni SpA (Italy)	650	9,846
Kinder Morgan, Inc.	5,306	104,475
NiSource, Inc.	1,170	36,797
Osaka Gas Co., Ltd. (Japan)	1,800	33,620
Tokyo Gas Co., Ltd. (Japan)	3,300	64,343
		249,081
Oil and gas (4.2%)
APA Corp.	1,079	50,724
BP PLC (United Kingdom)	30,332	164,407
Cheniere Energy, Inc.	252	34,466
Chevron Corp.	1,374	239,983
ConocoPhillips	3,277	368,203
DCC PLC (Ireland)	813	57,531
Enterprise Products Partners LP	3,229	88,539
EOG Resources, Inc.	540	73,958
Equinor ASA (Norway)	3,248	122,963
Exxon Mobil Corp.	4,967	476,832
Marathon Oil Corp.	7,881	247,700
Marathon Petroleum Corp.	943	95,988
Occidental Petroleum Corp.	591	40,962
Orsted AS (Denmark)	184	20,817
Petroleo Brasileiro SA (Preference) (Brazil)	4,800	30,360

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.3%)* cont.	Shares	Value
Oil and gas cont.
Phillips 66	383	$38,610
PTT Exploration & Production PCL (Thailand)	12,400	61,420
Reliance Industries, Ltd. (India)	5,074	172,113
Shell PLC (London Exchange) (United Kingdom)	12,102	358,425
Shell PLC (Euronext Amsterdan Exchange) (United Kingdom)	6,701	198,921
Targa Resources Corp.	1,663	119,769
Valero Energy Corp.	2,373	307,541
Woodside Energy Group, Ltd. (Australia)	353	7,508
Woodside Energy Group, Ltd. (Australia) †	77	1,644
		3,379,384
Pharmaceuticals (5.4%)
AbbVie, Inc.	3,780	557,058
AstraZeneca PLC (United Kingdom)	1,323	175,031
AstraZeneca PLC ADR (United Kingdom)	3,037	201,900
Bristol-Myers Squibb Co.	1,339	101,028
DexCom, Inc. †	262	78,060
Eli Lilly and Co.	1,599	501,191
Euroapi SA (France) †	45	654
GlaxoSmithKline PLC (United Kingdom)	4,889	106,796
Ipsen SA (France)	429	42,968
Johnson & Johnson	1,440	258,524
Lonza Group AG (Switzerland)	223	134,473
Merck & Co., Inc.	9,167	843,639
Merck KGaA (Germany)	924	173,638
Novartis AG (Switzerland)	2,451	222,510
Novo Nordisk A/S Class B (Denmark)	1,896	209,925
Ono Pharmaceutical Co., Ltd. (Japan)	800	21,140
Pfizer, Inc.	4,582	243,029
Roche Holding AG (Switzerland)	724	246,458
Sanofi (France)	1,496	159,755
		4,277,777
Power producers (0.4%)
NRG Energy, Inc.	5,642	259,758
Vistra Corp.	1,623	42,799
		302,557
Publishing (0.1%)
New York Times Co. (The) Class A	852	29,385
News Corp. Class A	1,557	27,092
Thomson Reuters Corp. (Canada)	598	59,188
		115,665
Railroads (0.8%)
CSX Corp.	8,143	258,866
Union Pacific Corp.	1,612	354,286
		613,152
Real estate (1.8%)
American Campus Communities, Inc. R	630	40,950
Apartment Income REIT Corp. R	674	30,236
AvalonBay Communities, Inc. R	123	25,579
Boston Properties, Inc. R	1,035	115,071

Dynamic Asset Allocation Equity Fund 29

COMMON STOCKS (85.3%)* cont.	Shares	Value
Real estate cont.
Brixmor Property Group, Inc. R	1,177	$28,695
Camden Property Trust R	205	29,415
CBRE Group, Inc. Class A †	1,492	123,597
CK Asset Holdings, Ltd. (Hong Kong)	12,142	79,255
Country Garden Services Holdings Co., Ltd. (China)	5,000	19,579
CubeSmart R	2,154	95,918
Dexus (Australia) R	4,529	34,018
Duke Realty Corp. R	569	30,060
Equity Lifestyle Properties, Inc. R	443	33,535
Extra Space Storage, Inc. R	182	32,432
First Industrial Realty Trust, Inc. R	504	26,788
Gaming and Leisure Properties, Inc. R	4,201	196,691
Goodman Group (Australia) R	7,039	103,377
Iida Group Holdings Co., Ltd. (Japan)	1,300	20,521
Invitation Homes, Inc. R	677	25,536
Jones Lang LaSalle, Inc. †	125	24,665
Lamar Advertising Co. Class A R	297	29,091
Life Storage, Inc. R	742	86,636
New Residential Investment Corp. R	3,301	37,301
Nomura Real Estate Holdings, Inc. (Japan)	1,200	29,983
Prologis, Inc. R	238	30,340
Public Storage R	107	35,378
Simon Property Group, Inc. R	270	30,956
Starwood Property Trust, Inc. R	1,435	34,282
Sumitomo Realty & Development Co., Ltd. (Japan)	600	16,144
		1,446,029
Regional Bells (0.4%)
AT&T, Inc.	13,120	279,325
		279,325
Restaurants (0.3%)
Chipotle Mexican Grill, Inc. †	69	96,776
McDonald’s Corp.	47	11,854
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	1,200	46,687
Starbucks Corp.	1,145	89,883
Wendy’s Co. (The)	1,681	31,334
		276,534
Retail (6.1%)
Amazon.com, Inc. †	591	1,420,876
AutoZone, Inc. †	137	282,172
BJ’s Wholesale Club Holdings, Inc. †	2,081	120,427
Cie Financiere Richemont SA Class A (Switzerland)	276	30,734
Costco Wholesale Corp.	488	227,516
Home Depot, Inc. (The)	627	189,824
Industria de Diseno Textil SA (Spain)	2,473	59,489
JD Sports Fashion PLC (United Kingdom)	40,205	62,213
Koninklijke Ahold Delhaize NV (Netherlands)	3,734	103,097
Li Ning Co., Ltd. (China)	6,000	46,259
Lowe’s Cos., Inc.	169	33,006
Lululemon Athletica, Inc. (Canada) †	390	114,149

30 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.3%)* cont.	Shares	Value
Retail cont.
Moncler SpA (Italy)	2,002	$96,233
Nike, Inc. Class B	1,477	175,541
O’Reilly Automotive, Inc. †	783	498,904
Tapestry, Inc.	904	31,188
Target Corp.	2,161	349,822
TJX Cos., Inc. (The)	557	35,408
WalMart de Mexico (Walmex) SAB de CV (Mexico)	24,473	90,503
Walmart, Inc.	5,971	768,050
Wesfarmers, Ltd. (Australia)	2,619	88,622
		4,824,033
Semiconductor (1.1%)
Applied Materials, Inc.	1,079	126,556
ASML Holding NV (Netherlands)	210	121,097
KLA Corp.	105	38,309
Lam Research Corp.	73	37,962
Renesas Electronics Corp. (Japan) †	5,900	69,264
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	22,000	421,853
Tokyo Electron, Ltd. (Japan)	100	45,795
		860,836
Shipping (0.3%)
A.P. Moeller-Maersck A/S Class B (Denmark)	19	55,265
International Container Terminal Services, Inc. (Philippines)	13,000	53,625
Nippon Yusen KK (Japan)	1,000	82,912
United Parcel Service, Inc. Class B	167	30,436
		222,238
Software (6.4%)
Adobe, Inc. †	1,214	505,607
Atlassian Corp PLC Class A (Australia) †	640	113,485
Autodesk, Inc. †	188	39,057
Cadence Design Systems, Inc. †	2,572	395,393
Electronic Arts, Inc.	265	36,742
Intuit, Inc.	1,301	539,213
Manhattan Associates, Inc. †	356	43,051
Microsoft Corp.	10,526	2,861,704
NTT Data Corp. (Japan)	2,600	40,691
Oracle Corp.	1,557	111,979
Sage Group PLC (The) (United Kingdom)	7,637	63,223
Square Enix Holdings Co., Ltd. (Japan)	1,300	64,557
Tata Consultancy Services, Ltd. (India)	3,305	143,372
Totvs SA (Brazil)	11,281	67,341
Workday, Inc. Class A †	156	24,383
		5,049,798
Staffing (0.1%)
ManpowerGroup, Inc.	414	37,099
Recruit Holdings Co., Ltd. (Japan)	1,600	58,479
		95,578
Technology services (5.5%)
Accenture PLC Class A	2,368	706,753
Alibaba Group Holding, Ltd. (China) †	11,577	139,549

Dynamic Asset Allocation Equity Fund 31

COMMON STOCKS (85.3%)* cont.	Shares	Value
Technology services cont.
Alibaba Group Holding, Ltd. ADR (China) †	191	$18,346
Alphabet, Inc. Class A †	536	1,219,529
Alphabet, Inc. Class C †	253	577,037
Capgemini SE (France)	705	136,932
DocuSign, Inc. †	340	28,529
DXC Technology Co. †	1,146	40,362
eBay, Inc.	596	29,007
Fidelity National Information Services, Inc.	1,566	163,647
GoDaddy, Inc. Class A †	392	29,420
Meituan Class B (China) †	1,200	28,596
Meta Platforms, Inc. Class A †	1,818	352,037
NAVER Corp. (South Korea)	335	77,301
Nomura Research Institute, Ltd. (Japan)	2,600	71,392
Palo Alto Networks, Inc. †	457	229,770
Pinterest, Inc. Class A †	6,190	121,634
Roku, Inc. †	289	27,426
salesforce.com, Inc. †	410	65,698
SCSK Corp. (Japan)	1,000	16,718
Spotify Technology SA (Sweden) †	302	34,057
Tencent Holdings, Ltd. (China)	4,100	188,964
Zebra Technologies Corp. Class A †	166	56,140
		4,358,844
Telecommunications (1.1%)
American Tower Corp. R	1,266	324,261
Crown Castle International Corp. R	1,041	197,426
Koninklijke KPN NV (Netherlands)	19,319	70,383
MTN Group, Ltd. (South Africa)	6,332	68,249
SK Telecom Co., Ltd. (South Korea)	698	32,175
T-Mobile US, Inc. †	703	93,703
Telstra Corp., Ltd. (Australia)	34,943	97,130
		883,327
Telephone (0.6%)
Deutsche Telekom AG (Germany)	1,333	27,366
KDDI Corp. (Japan)	3,800	132,287
Nippon Telegraph & Telephone Corp. (Japan)	3,400	103,347
Verizon Communications, Inc.	4,523	231,985
		494,985
Textiles (0.1%)
Hermes International (France)	77	91,992
		91,992
Tobacco (0.6%)
Imperial Brands PLC (United Kingdom)	4,344	98,115
Philip Morris International, Inc.	3,833	407,244
		505,359
Toys (0.2%)
Nintendo Co., Ltd. (Japan)	300	133,529
		133,529

32 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (85.3%)* cont.	Shares	Value
Transportation services (0.2%)
Deutsche Post AG (Germany)	3,464	$143,234
SG Holdings Co., Ltd. (Japan)	600	10,784
Yamato Holdings Co., Ltd. (Japan)	1,800	31,178
		185,196
Trucks and parts (—%)
Allison Transmission Holdings, Inc.	896	35,849
		35,849
Utilities and power (0.1%)
China Longyuan Power Group Corp., Ltd. Class H (China)	26,000	55,493
		55,493
Waste Management (0.4%)
Clean Harbors, Inc. †	342	31,943
Republic Services, Inc.	1,095	146,555
Waste Connections, Inc.	552	70,402
Waste Management, Inc.	210	33,287
		282,187
Total common stocks (cost $53,702,558)		$67,901,354

INVESTMENT COMPANIES (3.4%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF	3,144	$165,280
iShares MSCI Taiwan ETF (Taiwan)	564	32,182
SPDR S&P 500 ETF Trust	5,341	2,205,459
SPDR S&P MidCap 400 ETF Trust	669	307,225
Total investment companies (cost $2,781,633)		$2,710,146

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	50	$70,995
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	81	92,458
Total convertible preferred stocks (cost $134,129)		$163,453

UNITS (0.1%)*	Units	Value
Banco BTG Pactual SA (Brazil)	10,600	$56,518
Total units (cost $55,003)		$56,518

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	49	$2,320
Total warrants (cost $243)				$2,320

Dynamic Asset Allocation Equity Fund 33

SHORT-TERM INVESTMENTS (11.0%)*		Principal amount/ shares	Value
Interest in $491,698,000 joint tri-party repurchase agreement dated 5/31/2022 with BofA Securities, Inc. due 6/1/2022 — maturity value of $5,588,124 for an effective yield of 0.800% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 5.970% and due dates ranging from 10/1/2028 to 5/1/2052, valued at $501,531,961)		$5,588,000	$5,588,000
Putnam Short Term Investment Fund Class P 0.83% L	Shares	2,600,002	2,600,002
U.S. Treasury Bills 0.814%, 7/12/22 #		$300,000	299,729
U.S. Treasury Bills 0.562%, 6/21/22 #		300,000	299,901
Total short-term investments (cost $8,787,632)			$8,787,632

TOTAL INVESTMENTS
Total investments (cost $65,461,198)	$79,621,423

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
JSC	Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2021 through May 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $79,584,613.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $509,647 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $37,588 to cover certain derivative contracts and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	77.4%	South Korea	0.7%
Japan	3.5	Hong Kong	0.7
United Kingdom	3.3	Taiwan	0.7
France	2.1	Netherlands	0.7
Switzerland	1.3	Ireland	0.6
Australia	1.3	Indonesia	0.5
Germany	1.3	Other	4.0
China	1.1	Total	100.0%
India	0.8

34 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/22 (aggregate face value $3,801,992)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/20/22	$119,500	$127,281	$(7,781)
	Euro	Buy	6/15/22	298,197	309,005	(10,808)
	New Taiwan Dollar	Buy	8/17/22	167,681	165,044	2,637
Citibank, N.A.
	Danish Krone	Sell	6/15/22	89,508	92,783	3,275
	Japanese Yen	Buy	8/17/22	609,698	604,815	4,883
HSBC Bank USA, National Association
	British Pound	Sell	6/15/22	167,972	178,374	10,402
	Chinese Yuan (Offshore)	Buy	8/17/22	561,524	557,501	4,023
	Swedish Krona	Buy	6/15/22	29,419	29,636	(217)
JPMorgan Chase Bank N.A.
	Norwegian Krone	Sell	6/15/22	48,421	50,899	2,478
	Singapore Dollar	Buy	8/17/22	11,971	11,844	127
	South Korean Won	Sell	8/17/22	49,312	48,350	(962)
Morgan Stanley & Co. International PLC
	Euro	Sell	6/15/22	190,885	195,232	4,347
	Swiss Franc	Buy	6/15/22	469,343	488,553	(19,210)
NatWest Markets PLC
	Euro	Sell	6/15/22	190,992	195,333	4,341
	Japanese Yen	Buy	8/17/22	39,839	39,525	314
State Street Bank and Trust Co.
	Swedish Krona	Buy	6/15/22	120,124	120,932	(808)
Toronto-Dominion Bank
	Hong Kong Dollar	Sell	8/17/22	199,242	199,176	(66)
UBS AG
	Canadian Dollar	Sell	7/20/22	129,389	130,939	1,550
WestPac Banking Corp.
	Japanese Yen	Sell	8/17/22	259,732	256,770	(2,962)
Unrealized appreciation						38,377
Unrealized (depreciation)						(42,814)
Total						$(4,437)
* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Equity Fund 35

FUTURES CONTRACTS OUTSTANDING at 5/31/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	3	$305,681	$305,550	Jun-22	$(834)
Russell 2000 Index E-Mini (Long)	46	4,287,299	4,282,370	Jun-22	(332,951)
S&P 500 Index E-Mini (Long)	19	3,925,543	3,924,688	Jun-22	(130,453)
Unrealized appreciation					—
Unrealized (depreciation)					(464,238)
Total					$(464,238)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,757,997	$1,661,349	$—
Capital goods	3,133,080	371,423	—
Communication services	1,530,948	530,937	—
Conglomerates	253,937	192,278	—
Consumer cyclicals	7,653,548	2,126,013	—
Consumer staples	3,043,520	1,577,225	—
Energy	2,441,431	1,102,685	—
Financials	6,795,140	3,412,078	—
Government	—	16,463	—
Health care	7,186,560	1,866,523	—
Miscellaneous	—	36,393	—
Technology	15,142,418	2,802,407	—
Transportation	844,827	376,998	—
Utilities and power	1,630,032	415,144	—
Total common stocks	51,413,438	16,487,916	—
Convertible preferred stocks	—	163,453	—
Investment companies	2,710,146	—	—
Units	56,518	—	—
Warrants	2,320	—	—
Short-term investments	—	8,787,632	—
Totals by level	$54,182,422	$25,439,001	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(4,437)	$—
Futures contracts	(464,238)	—	—
Totals by level	$(464,238)	$(4,437)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

Statement of assets and liabilities 5/31/22

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $62,861,196)	$77,021,421
Affiliated issuers (identified cost $2,600,002) (Notes 1 and 5)	2,600,002
Foreign currency (cost $4,290) (Note 1)	4,346
Foreign tax reclaim	33,574
Dividends, interest and other receivables	139,577
Receivable for shares of the fund sold	125,982
Receivable for investments sold	168,271
Receivable from Manager (Note 2)	21,699
Unrealized appreciation on forward currency contracts (Note 1)	38,377
Prepaid assets	10,450
Total assets	80,163,699

LIABILITIES
Payable to custodian	4,351
Payable for investments purchased	210,841
Payable for shares of the fund repurchased	104,397
Payable for custodian fees (Note 2)	40,744
Payable for investor servicing fees (Note 2)	1,320
Payable for Trustee compensation and expenses (Note 2)	6,338
Payable for administrative services (Note 2)	266
Payable for auditing and tax fees	68,854
Unrealized depreciation on forward currency contracts (Note 1)	42,814
Payable for variation margin on futures contracts (Note 1)	79,991
Other accrued expenses	19,170
Total liabilities	579,086

Net assets	$79,584,613

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$65,234,485
Total distributable earnings (Note 1)	14,350,128
Total — Representing net assets applicable to capital shares outstanding	$79,584,613

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($28,091 divided by 2,160 shares)	$13.01
Offering price per class A share (100/94.25 of $13.01)*	$13.80
Net asset value, offering price and redemption price per class P share
($79,556,522 divided by 6,122,332 shares)	$12.99

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 37

Statement of operations Year ended 5/31/22

INVESTMENT INCOME
Dividends (net of foreign tax of $47,921)	$1,360,469
Interest (including interest income of $12,109 from investments in affiliated issuers) (Note 5)	13,082
Securities lending (net of expenses) (Notes 1 and 5)	892
Total investment income	1,374,443

EXPENSES
Compensation of Manager (Note 2)	484,296
Investor servicing fees (Note 2)	8,387
Custodian fees (Note 2)	104,744
Trustee compensation and expenses (Note 2)	3,208
Administrative services (Note 2)	2,249
Auditing and tax fees	90,656
Other	58,996
Fees waived and reimbursed by Manager (Note 2)	(241,804)
Total expenses	510,732
Expense reduction (Note 2)	(90)
Net expenses	510,642

Net investment income	863,801

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $19,055) (Notes 1 and 3)	6,885,237
Foreign currency transactions (Note 1)	(10,486)
Forward currency contracts (Note 1)	(521,720)
Futures contracts (Note 1)	(1,630,484)
Swap contracts (Note 1)	93,727
Written options (Note 1)	(7,619)
Total net realized gain	4,808,655
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers (net of decrease in deferred foreign taxes of $8,122)	(11,104,943)
Assets and liabilities in foreign currencies	(22,631)
Forward currency contracts	(14,010)
Futures contracts	(146,586)
Swap contracts	(27,211)
Written options	813
Total change in net unrealized depreciation	(11,314,568)

Net loss on investments	(6,505,913)

Net decrease in net assets resulting from operations	$(5,642,112)

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 5/31/22	Year ended 5/31/21
Operations
Net investment income	$863,801	$733,843
Net realized gain on investments
and foreign currency transactions	4,808,655	8,441,461
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(11,314,568)	15,196,580
Net increase (decrease) in net assets resulting
from operations	(5,642,112)	24,371,884
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(198)	(179)
Class P	(755,590)	(628,823)
Net realized short-term gain on investments
Class A	(1,594)	—
Class P	(4,403,290)	—
From net realized long-term gain on investments
Class A	(2,054)	(612)
Class P	(5,673,987)	(1,647,500)
Increase (decrease) from capital share transactions (Note 4)	17,178,204	(6,050,761)
Total increase in net assets	699,379	16,044,009

NET ASSETS
Beginning of year	78,885,234	62,841,225
End of year	$79,584,613	$78,885,234

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 39

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
May 31, 2022	$15.86	.13	(.96)	(.83)	(.10)	(1.92)	(2.02)	$13.01	(6.69)	$28.83		.82	76
May 31, 2021	11.45	.11	4.73	4.84	(.10)	(.33)	(0.43)	15.86	42.70	31.86		.81	64
May 31, 2020	11.07	.16	.46	.62	(.16)	(.08)	(0.24)	11.45	5.47	21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	(1.61)	11.07	(3.72)	39.86		1.71	115
May 31, 2018	12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	13.28	13.56	21.87		1.52	50
Class P
May 31, 2022	$15.86	.16	(.97)	(.81)	(.14)	(1.92)	(2.06)	$12.99	(6.61)	$79,557.61		1.04	76
May 31, 2021	11.45	.14	4.73	4.87	(.13)	(.33)	(0.46)	15.86	42.98	78,855.62		1.05	64
May 31, 2020	11.09	.18	.46	.64	(.20)	(.08)	(0.28)	11.45	5.61	62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	(1.65)	11.09	(3.43)	78,602.62		1.85	115
May 31, 2018	12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	13.30	13.79	87,341.63		1.77	50

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

		Percentage of average net assets
	Class A	Class P
May 31, 2022	0.29%	0.29%
May 31, 2021	0.35	0.35
May 31, 2020	0.32	0.32
May 31, 2019	0.28	0.28
May 31, 2018	0.26	0.26

The accompanying notes are an integral part of these financial statements.

40 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 41

Notes to financial statements 5/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2021 through May 31, 2022.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries, but may invest in emerging markets. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee and bear lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. As of the end of the reporting period, all of the class P shares are held by the Putnam Target Date Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

42 Dynamic Asset Allocation Equity Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Dynamic Asset Allocation Equity Fund 43

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $5,699,760 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

44 Dynamic Asset Allocation Equity Fund

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, for hedging treasury term structure risk, for yield curve positioning and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies. and to (any additional reason listed on the derivatives template).

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation, for gaining exposure to inflation, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to manage exposure to credit risk, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Dynamic Asset Allocation Equity Fund 45

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $34,651 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

46 Dynamic Asset Allocation Equity Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,605,238 recognized during the period between November 1, 2021 and May 31, 2022 to its fiscal year ending May 31, 2023.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, and from late year loss deferrals, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from redesignation of taxable distributions and from straddle loss deferrals substantial overlap. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $478,553 to decrease undistributed net investment income, $1,392 to decrease paid-in capital and $479,945 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$17,356,792
Unrealized depreciation	(4,301,851)
Net unrealized appreciation	13,054,941
Undistributed ordinary income	139,491
Undistributed long-term gain	2,772,694
Post October capital loss deferral	(1,605,238)
Cost for federal income tax purposes	$66,097,807

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Dynamic Asset Allocation Equity Fund 47

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.582% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $241,804 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$69
Class P	8,318
Total	$8,387

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $90 under the expense offset arrangements.

48 Dynamic Asset Allocation Equity Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $64, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$59,169,835	$58,587,486
U.S. government securities (Long-term)	—	—
Total	$59,169,835	$58,587,486

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	3	$41	11	$142
Shares issued in connection with
reinvestment of distributions	261	3,846	56	791
	264	3,887	67	933
Shares repurchased	(30)	(494)	—	—
Net increase	234	$3,393	67	$933

Dynamic Asset Allocation Equity Fund 49

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class P	Shares	Amount	Shares	Amount
Shares sold	2,692,626	$40,772,128	5,302,979	$70,249,560
Shares issued in connection with
reinvestment of distributions	736,429	10,832,866	162,016	2,276,323
	3,429,055	51,604,994	5,464,995	72,525,883
Shares repurchased	(2,277,494)	(34,430,183)	(5,980,916)	(78,577,577)
Net increase (decrease)	1,151,561	$17,174,811	(515,921)	$(6,051,694)

At the close of the reporting period, the Putnam RetirementReady Funds and the Putnam RetirementAdvantage Funds owned 94.8% and 5.1% of the outstanding shares of the fund, respectively.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,422	65.83%	$18,500

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/21	cost	proceeds	income	of 5/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$1,043,590	$17,833,750	$18,877,340	$480	$—
Putnam Short Term
Investment Fund**	3,522,079	20,115,207	21,037,284	12,109	2,600,002
Total Short-term
investments	$4,565,669	$37,948,957	$39,914,624	$12,589	$2,600,002

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing

50 Dynamic Asset Allocation Equity Fund

arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$20
Purchased currency option contracts (contract amount)	$1,000,000
Written equity option contracts (contract amount)	$20
Written currency option contracts (contract amount)	$750,000
Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$36,400,000
OTC total return swap contracts (notional)	$900,000
Warrants (number of warrants)	40

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$38,377	Payables	$42,814
Equity contracts	Investments	2,320	Payables	464,238*
Total		$40,697		$507,052

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Equity Fund 51

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$(521,720)	$—	$(521,720)
Equity contracts	11,016	(1,630,484)	—	93,727	(1,525,741)
Total	$11,016	$(1,630,484)	$(521,720)	$93,727	$(2,047,461)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$—	$—	$(14,010)	$—	$(14,010)
Equity contracts	1,783	(9,026)	(146,586)	—	(27,211)	(181,040)
Total	$1,783	$(9,026)	$(146,586)	$(14,010)	$(27,211)	$(195,050)

Note 8: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020 -04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020 -04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020 -04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

52 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 53

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	BofA Securities, Inc.	Citibank, N.A.	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	2,637	—	8,158	14,425	2,605	4,347	4,655	—	—	1,550	—	38,377
Repurchase agreements**	—	5,588,000	—	—	—	—	—	—	—	—	—	5,588,000
Total Assets	$2,637	$5,588,000	$8,158	$14,425	$2,605	$4,347	$4,655	$—	$—	$1,550	$—	$5,626,377
Liabilities:
Futures contracts§	—	79,991	—	—	—	—	—	—	—	—	—	79,991
Forward currency contracts#	18,589	—	—	217	962	19,210	—	808	66	—	2,962	42,814
Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$18,589	$79,991	$—	$217	$962	$19,210	$—	$808	$66	$—	$2,962	$122,805
Total Financial and Derivative
Net Assets	$(15,952)	$5,508,009	$8,158	$14,208	$1,643	$(14,863)	$4,655	$(808)	$(66)	$1,550	$(2,962)	$5,503,572
Total collateral
received (pledged)†##	$—	$5,508,009	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(15,952)	$—	$8,158	$14,208	$1,643	$(14,863)	$4,655	$(808)	$(66)	$1,550	$(2,962)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$5,699,760	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,699,760
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts which is not included in the table above, amounted to $509,647.

54 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 55

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $6,490,256 as a capital gain dividend with respect to the taxable year ended May 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 34.93% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 65.01%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

56 Dynamic Asset Allocation Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Board of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

Dynamic Asset Allocation Equity Fund 57

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2022, there were 100 funds in the Putnam fund complex, including 96 Putnam Funds and four funds in Putnam ETF Trust. Mses. Pillai and Murphy serve as Trustees of 76 Putnam Funds, and each other Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

58 Dynamic Asset Allocation Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Equity Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
Independent Registered	Vice President, Treasurer,	Vice President and
Public Accounting Firm	and Clerk	Chief Legal Officer
PricewaterhouseCoopers LLP
	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2022	$69,511	$ —	$15,994	$ —
May 31, 2021	$69,286	$ —	$20,874	$ —

For the fiscal years ended May 31, 2022 and May 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $344,945 and $330,174 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2022	$ —	$328,951	$ —	$ —
May 31, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2022